Aggregate Amount and Per Share Effect of Tax Holidays (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Sep. 30, 2018	Sep. 30, 2017	Sep. 30, 2016
The aggregate amount of tax holidays	$ 2,610	$ 2,812	$ 3,464
Basic
The aggregate effect on basic and diluted net income per share:	$ 0.02	$ 0.02	$ 0.03
Diluted
The aggregate effect on basic and diluted net income per share:	$ 0.02	$ 0.02	$ 0.03